UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 2, 2004

                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)

                                 ---------------

             WASHINGTON                            0-25159                             91-2094375
  (State or other jurisdiction of         (Commission file number)        (IRS employer identification number)
           incorporation)


      4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                    98116
      (Address of principal executive offices)                 (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                       N/A
          (Former name or former address, if changed since last report)

                                   LION, INC.

ITEM 9.  REGULATION FD DISCLOSURE

         On February 2, 2004, a letter to shareholders from our CEO regarding LION's December 2003 acquisition of the assets of Ignition Mortgage Technology Solutions, Inc. was published in the investor relations section of the Company's website at WWW.LIONINC.COM. The text of the letter is attached to this report as
Exhibit 99.1.

ITEM 7.   EXHIBITS

EXHIBIT NO.       DESCRIPTION

99.1              Letter to shareholders dated February 2, 2004

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                   ----------
                                  (Registrant)


DATE: February 2, 2004                  BY: /S/ RANDALL D. MILES
                                            --------------------
                                            Randall D. Miles
                                            Chief Executive Officer





                                       2